                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:


     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12


                               TSX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.


     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------


     /X/ Fee paid previously with preliminary materials.


     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                               TSX CORPORATION
                           4849 N. Mesa, Suite 200
                             El Paso, TX   79912
                               (915) 533-4600

                  ----------------------------------------

                         NOTICE AND PROXY STATEMENT
                     For Annual Meeting of Stockholders
                      To Be Held On September 26, 1996

                  ----------------------------------------


To the Stockholders:

         The 1996 Annual Meeting of Stockholders of TSX CORPORATION (the "Company") will be held at the Hyatt Regency Tech Center, 7800 E.Tufts Ave., Denver, Colorado, on September 26, 1996, at 9:00 a.m., local time, for the following purposes:

                 1.    To elect one director;


                 2. To amend the Articles of Incorporation increasing the authorized shares of common stock;


                 3. To approve an amendment to the Company's Long-Term Incentive Compensation Program (the "Program") to increase the number of shares available for awards under the Program;

                 4. To approve and ratify the appointment of KPMG Peat Marwick LLP as the Company's independent auditors; and

                 5. To transact such other business as may properly come before the Annual Meeting. Management is presently aware of no other business to come before the Annual Meeting.

         Holders of Common Stock of record at the close of business on August 16, 1996 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy. The officers and directors of the Company cordially invite you to attend the Annual Meeting. Your attention is directed to the attached Proxy Statement.


                                          By Order of the Board of Directors,


                                          /s/ HAROLD C. TAMBURRO
                                          Harold C. Tamburro
                                          Vice President, Secretary and
                                          Chief Financial Officer



El Paso, Texas
August 28, 1996


                                  IMPORTANT
Stockholders are earnestly requested to MARK, DATE, SIGN and MAIL the enclosed proxy. A postage paid envelope is provided for mailing.

                               TSX CORPORATION
                           4849 N. Mesa, Suite 200
                             El Paso, TX   79912
                               (915) 533-4600

                  ----------------------------------------

                               PROXY STATEMENT

                  ----------------------------------------



         This Proxy Statement is furnished, and the enclosed proxy is solicited, by the Board of Directors (the "Board") of TSX Corporation, a Nevada corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 26, 1996. Such proxy materials are being mailed on or about August 30, 1996 to holders of shares of Common Stock, $0.01 par value per share ("Common Stock"), of the Company (the "Stockholders") of record at the close of business on August 16, 1996 (the "Record Date"). As of the Record Date, there were 15,421,544 shares of the Company's Common Stock outstanding. All share and per share amounts reported in this Proxy Statement have been adjusted to reflect the effect of a three-for-two stock split effected in the form of a 50% stock dividend on July 18, 1996.

         The Company will bear the cost of solicitation of proxies, including the charges and expenses of brokerage firms and others who forward solicitation material to beneficial owners of the Common Stock. In addition to the use of the mail, proxies may be solicited by personal interview, telephone or telegraph by the Company's officers and directors or their representatives. While the Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies, the Company reserves the right to decide to do so.

         Except where the context indicates to the contrary, references to the "Company" or "TSX" herein include TSX Corporation, its predecessor (Texscan Corporation and its consolidated subsidiaries) prior to the reorganization and merger on April 28, 1993 and the consolidated subsidiaries of TSX Corporation (including Texscan Corporation) on and after April 28, 1993.

                            VOTING AND VOTE REQUIRED


         Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. The holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy, and entitled to vote, shall constitute a quorum at the Annual Meeting.

         If the enclosed proxy is properly executed and returned to the Company in time to be voted at the Annual Meeting, it will be voted as specified on the proxy, unless it is properly revoked prior thereto. If no specification is made in the proxy as to any one or more of the proposals, the shares represented by the proxy will be voted for the election of the nominee for director named herein, amendment to the Articles of Incorporation described herein, for the approval and ratification of the appointment of the independent auditors named herein and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by (i) attending the Annual Meeting and voting person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Chairman of the Board.

         Votes cast at the Annual Meeting will be tabulated by persons duly appointed to act as inspectors of election for the Annual Meeting. The inspector of election for the Annual Meeting will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

         The director to be elected at the Annual Meeting will be elected by an affirmative vote of a plurality of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes as to the election of Directors will not affect the election of the nominee receiving the plurality of votes. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required to approve the Amendment to the Articles of Incorporation described in Proposal 2. The vote required to approve the amendment to the Company's LTIP (as defined) to increase the number of shares of Common Stock available to be made subject to awards under the LTIP, as described in Proposal 3, and to approve and ratify the independent auditors as presented in Proposal 4 is the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Broker non-votes as to Proposal 2 and abstentions as to Proposal 2, Proposal 3 and Proposal 4 will have the same effect as a vote against such Proposal. Broker non-votes are not counted as entitled to vote with respect to Proposal 3 and Proposal 4 and thus have no effect on the approval of these Proposals.

         If any matters other than the election of the director, amendment to the Articles of Incorporation, amendment to the LTIP and the approval and ratification of the appointment of the Company's independent auditors are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented at the Annual Meeting, other than those matters referred to and described herein.

                COMMON STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                 AND MANAGEMENT

         The following table sets forth information, as of July 19, 1996 (except as noted below), concerning the Common Stock beneficially owned by each director and nominee for director of the Company, by each executive officer of the Company, by all executive officers and directors as a group, and by each person known to the Company to be the beneficial owner of more than five percent of the outstanding Common Stock.

                                                                          Amount and Nature         Percent
                                                                            of Beneficial              of
 Name                                                                       Ownership (1)            Class
 ----                                                                       -------------            -----
 Tele-Communications, Inc.                                                   7,022,248 (2)            43.6
    Terrace Tower II, 5619 DTC Parkway
    Englewood, Colorado   80111

 The Capital Group Companies, Inc. ("Capital")                               1,203,150 (3)             7.8
     333 South Hope Street
     Los Angeles, California  90071
 William H. Lambert                                                            603,000 (4)             3.8

 J.C. Sparkman                                                                   7,500 (5)              *

 Lewis Solomon                                                                  26,100 (6)              *

 Larry E. Romrell                                                                7,500 (5)              *
 Talton R. Embry                                                                 7,500 (5)              *

 Harold C. Tamburro                                                             24,630 (7)              *

 George L. Fletcher                                                             30,000 (8)              *

 All executive officers and directors as a group (7 persons)                   706,230                 4.4


* Less than 1%.

(1) Except as otherwise noted, each person listed in the table above has sole voting and investment power with respect to such shares.


(2) Information regarding beneficial ownership of the Company's Common Stock by Tele-Communications, Inc., is included herein in reliance upon information set forth in Amendment No. 2, dated October 12, 1995, to Schedule 13D, filed with the Securities and Exchange Commission ("SEC"). According to such filing, a business combination of Tele-Communications, Inc. ("Old TCI") and Liberty Media Corporation ("LMC") was effected on August 4, 1994, resulting in Old TCI and LMC becoming wholly-owned subsidiaries of TCI/Liberty Holding Company, which was renamed "Tele-Communications, Inc. ("TCI"). TCI's beneficial ownership includes 595,248 shares of Common Stock of the Company, which TCI may acquire pursuant to stock option agreements between TCI and the Company, which options were granted pursuant to the terms and conditions of the Investment Agreement between Old TCI and the Company dated March 14, 1994 (the "Investment Agreement").
         See "RELATED PARTY TRANSACTIONS" below. According to such filing, TCI has sole voting and investment power with respect to shares of Common Stock beneficially owned by it. The table above includes 100,000 shares of Common Stock which approximates the quantity for which the Company and TCI are in the process of negotiation relating to option agreements. By virtue of its share ownership position and the rights of Old TCI under the Investment Agreement, TCI may, under the rules of the SEC, be deemed a controlling person of the Company.

(3) Information regarding beneficial ownership of the Company's Common Stock by Capital is included herein in reliance upon information set forth in Schedule 13G, dated February 9, 1996, filed by Capital with the SEC. According to such filing, (i) the filing is on behalf of Capital, as parent holding company of Capital Research and Management Company (an investment adviser and wholly-owned subsidiary) and Capital Guardian Trust Company (a bank and wholly-owned subsidiary), subsidiaries which acquired the Common Stock in connection with Capital's beneficial ownership of Common Stock of the Company at February 9, 1996, and (ii) Capital, as parent holding company, has the sole power to dispose of its 1,203,150 shares of Common Stock of the Company and sole voting power as to 315,000 shares of Common Stock. Capital disclaims beneficial ownership as to all shares.

(4) Mr. Lambert's shares include 600,000 shares issuable upon exercise of options to purchase Common Stock granted to Mr. Lambert by the Company under a Stock Option Agreement dated as of March 14, 1994. For further information, see "EXECUTIVE COMPENSATION - Option Grants in Fiscal 1996" below.

(5) Messrs. Sparkman, Romrell and Embry's shares consist of shares issuable to each of them upon exercise of options to purchase Common Stock granted under the Directors' Stock Option Plan. See "ELECTION OF DIRECTORS - Directors' Stock Option Plan" below.

(6) Mr. Solomon's shares include 11,100 shares issuable upon exercise of options to purchase Common Stock granted under the Directors' Stock Option Plan.

(7) Mr. Tamburro's shares include 22,500 shares issuable upon exercise of options to purchase Common Stock granted under the Long-Term Incentive Compensation Program ("LTIP"), which is described in Proposal No. 3 of this Proxy Statement.

(8) Mr. Fletcher's shares include 30,000 shares issuable upon exercise of options to purchase Common Stock granted under the LTIP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers owning a registered class of the Company's equity securities to file with the SEC Section 16(a) forms reporting all transactions resulting in a change of beneficial ownership in the Company's equity securities. Directors and executive officers are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on review of the copies of such
Section 16(a) forms furnished to the Company and written representations that no other Section 16(a) forms were required, during the fiscal year ended 1996, the Company's director and executive officer beneficial owners were in compliance with all Section 16(a) filing requirements, with the exception of Mr. Fletcher, who reported one sale transaction on a Form 5, which should have been reported earlier on a Form 4.

                             ELECTION OF DIRECTORS

                                (Proposal No. 1)

         The Company's Articles of Incorporation classify the Board of Directors into three classes, as nearly equal in number as possible, each of which is elected for a three-year term. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. The Class I director, consisting of one nominee shown below, will stand for election at the 1996 annual meeting for a three-year term expiring at the annual meeting in 1999 or until his successor is elected and qualified. The terms of the other four directors shown below will continue as indicated.

         The shares represented by the accompanying proxy will be voted to elect the nominee shown below for election as Class I director unless authority to do so is withheld. The nominee has agreed to his nomination and has agreed to serve if elected. Should the nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

                                                                                      Director       Term
 Name                                         Age    Position                          Since        Expires
 ----                                         ---    --------                          -----        -------
 NOMINEE FOR CLASS I DIRECTOR

     Larry E. Romrell (1)                     56     Director                           1994          1996
 CLASS II DIRECTORS

     Lewis Solomon (2)                        62     Director                           1991          1997

     J.C. Sparkman (2)                        63     Director                           1994          1997

 CLASS III DIRECTORS
     William H. Lambert                       59     Chairman of the Board,             1988          1998
                                                     Chief Executive Officer
                                                     and President

     Talton R. Embry (1)                      49     Director                           1987          1998

(1)      Member of the Audit Committee.
(2)      Member of the Human Resources and Compensation Committee.

         Messrs. Sparkman and Romrell were designated by TCI for appointment as directors pursuant to the provisions of the Investment Agreement. See "RELATED PARTY TRANSACTIONS".

         William H. Lambert is, and since January 1988 has been, Chairman of the Board, President and Chief Executive Officer of the Company. Prior to his association with the Company, Mr. Lambert served successively from 1973 to January 1988 as Vice President and General Manager of various divisions and subsidiaries of General Instrument Corporation, including the Jerrold Distributions Systems Division, the Jerrold Satellite Systems Division and the Jerrold Canada Division.

         Talton R. Embry is, and since 1978 has been, Managing Director and Chief Investment Officer and sole shareholder of Magten Asset Management Corporation, an investment manager, which he established. Mr. Embry is also a director of BDK Holdings, Inc., Capsure Holdings, Corp., Thermadyne Industries, Varco International, Inc., Revco, Inc., Combined Broadcasting, Inc., and Anacomp, Inc.

         Larry E. Romrell is, and since September/October 1994 has been, Executive Vice President of TCI and President of TCI Technology Ventures, Inc., a subsidiary of TCI. From 1991 through September 1994, he was Senior Vice President of Old TCI. Prior thereto, Mr. Romrell held various executive positions with WestMarc Communications, Inc., which is a wholly owned subsidiary of Old TCI. Mr. Romrell is also a director of General
Communication, Inc., Teleport Communications Group, Inc., and United Video Satellite Group, Inc.

         Lewis Solomon is, and since March 1986 has been, Chairman of the Board and Chief Executive Officer of Silent Radio, Inc., an information services provider and designer, manufacturer and marketer of visual communications systems. Mr. Solomon is also a director of ICTV, Inc., Computer Products, Inc., Candicopia, Inc., Anadigics, Inc., and Terayon Corporation.

         J.C. Sparkman retired from his offices and employment with TCI in March, 1995. At the time of his retirement, Mr. Sparkman was Executive Vice President of TCI and Old TCI. From 1979 until his retirement, Mr. Sparkman served in other various capacities with Old TCI. Mr. Sparkman is also a director of Shaw Communications, Inc., DMX, Inc., and United Video Satellite Group, Inc.

BOARD AND COMMITTEES

         The Board may establish, and prescribe duties and powers for, one or more committees composed of members of the Board. The Board has established an Audit Committee and a Human Resources and Compensation Committee of the Board. There is no nominating committee. The Audit Committee approves the selection of the Company's external auditor and evaluates the results of audits by the Company's independent accountants. The Human Resources and Compensation Committee administers, evaluates and approves proposed executive and director compensation programs and modifications and environmental reports and programs of the Company.

         During the fiscal year ended April 30, 1996, the Board held six meetings, while the Audit Committee and Human Resources and Compensation Committee each held one meeting. All of the directors attended 75% or more of the meetings of the Board and of the committees of the Board on which they served, with the exception of Mr. Embry, who attended 71% of the meetings of the Board, but did attend the annual Audit Committee meeting.

         Directors who are not officers or employees of the Company are paid an annual retainer of $32,000, paid in equal installments on the last day of each fiscal quarter, and receive $1,000 for each Board meeting which they attend, $500 for each meeting of a Board committee not held on the same day as a Board meeting which they attend, $400 for each telephonic Board or committee meeting in which they participate, and reimbursement of expenses incurred in connection with such meetings, without regard to any maximum annual amount of such compensation. Directors who are officers or employees are reimbursed for expenses incurred in connection with such meetings, but receive no additional compensation for services rendered to the Company in their capacity as directors.

DIRECTORS' STOCK OPTION PLAN

         The Company maintains a Directors' Stock Option Plan (the "Directors' Plan") which provides for an annual grant to each non-employee director of the Company of an option to purchase Common Stock of the Company. The Directors' Plan is intended to enable the Company to attract and retain the best available individuals to serve as non-employee members of the Board of Directors of the Company, to reward such directors for their service to the Company and to maximize the identity of interest between such directors and the Company's stockholders. The existing Directors' Plan was approved by stockholders of the Company at last year's Annual Meeting. Under the Directors' Plan, immediately exercisable, ten- year options to purchase 5,000 shares of Common Stock are granted each year to each non-employee member of the Board of Directors, generally on the third day following the day the Company publicly announces its fiscal year end financial results for the immediately preceding fiscal year. If, during the immediately preceding fiscal year, a director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and of committees of the Board of Directors on which he served, that director does not receive the annual option grant with respect to that fiscal year. The per share exercise price of options granted under the Directors' Plan is the closing price of the Common Stock on the NASDAQ National Market System. On June 25, 1996, options to purchase 5,000 shares of Common Stock were granted under the Directors' Plan to each non-employee director of the Company in respect of fiscal year 1996. The per share exercise price of the options was $19.33.

PROCEEDINGS RELATING TO DIRECTOR

         On September 9, 1993, Mr. Embry and Magten, without admitting or denying the allegations in a complaint by the SEC, consented to the entry of judgments enjoining them from violation (and, in the case of Mr. Embry, aiding and abetting violations) of anti-fraud and other provisions of the Exchange Act, the Investment Advisers Act of 1940, as amended, and the Investment Company Act of 1940, as amended. The SEC complaint alleged principally that Mr. Embry failed to advise clients of certain personal trades relevant to the clients' holdings, to obtain certain consents required under applicable law in connection therewith and to comply with certain reporting requirements. The complaint did not involve the securities of the Company. As part of the settlement, Mr. Embry made a $1.0 million payment for the benefit of certain of Magten's clients.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

         For information regarding William H. Lambert, Chairman of the Board, President and Chief Executive Officer, see "ELECTION OF DIRECTORS" above. Information regarding each of the other executive officers is set forth below.

 NAME                                AGE                                     POSITION
 ----                                ---                                     --------
 Harold C. Tamburro                   49            Vice President, Secretary and Chief Financial Officer

 George L. Fletcher                   51            Senior Vice President - Corporate Marketing

         Since 1989, Harold C. Tamburro has been the Vice President, Secretary and Chief Financial Officer of the Company.

         Since 1988, George L. Fletcher has been Senior Vice President - Corporate Marketing of the Company.

         Term of office of executive officers is governed by employment agreements. See "EXECUTIVE COMPENSATION - Employment Agreements".

                             EXECUTIVE COMPENSATION

SUMMARY OF ANNUAL AND LONG-TERM COMPENSATION

         The following table sets forth information concerning annual and long-term compensation paid or accrued to TSX's Chief Executive Officer and each of the Company's other executive officers for services to the Company for the fiscal years ended April 30, 1996, 1995, and 1994.

============================================================================================================
                                                       SUMMARY COMPENSATION TABLE
============================================================================================================
                                                    Annual                 Long-Term
                                                 Compensation             Compensation
              Name                Fiscal    ----------------------    --------------------      All Other
              and                  Year                                 Shares of Common      Compensation
            Principal             Ending      Salary       Bonus        Stock Underlying          ($)
            Position             April 30      ($)         ($)(1)          Awards of
                                                                          Options/SARs
                                                                             (#)(2)
- ------------------------------------------------------------------------------------------------------------
 William H. Lambert,               1996      $400,000     $318,858             0              $386,954(3)(4)
 Chairman of the Board,            1995       250,000      187,500          600,000            234,932(3)(4)
 Chief Executive Officer           1994       250,000      187,500             0               123,900(3)
 and President
- ------------------------------------------------------------------------------------------------------------
 Harold C. Tamburro,               1996       150,000       85,000           22,500              2,175(4)
 Vice President, Secretary         1995       131,000       95,420             0                 1,360(4)
 and Chief Financial Officer       1994       125,000       94,000           30,000              6,000(5)
- ------------------------------------------------------------------------------------------------------------
 George L. Fletcher,               1996       200,000      100,000           30,000              2,319(4)
 Senior Vice President -           1995       165,000      132,000             0                 1,553(4)
 Corporate Marketing               1994       143,996      115,200           30,000             18,000(5)
============================================================================================================


(1) Bonuses to the executive officers of the Company are paid pursuant to the terms and conditions of the employment agreements between such officers and the Company. The employment agreements in effect for fiscal 1996 and new employment agreements between such officers and the Company are described below under the caption "Employment Agreements".

(2) The options issued to Mr.. Lambert in fiscal 1995 were issued to him pursuant to a Stock Option Agreement dated March 14, 1994. The options issued to Messrs. Tamburro and Fletcher were issued under the Company's LTIP. For further information, see "Option Grants in Fiscal 1996" below.

(3)  Includes $384,650, $233,400 and $123,900 paid or accrued in fiscal 1996,
     1995 and 1994, respectively, to a rabbi trust in funding of Mr. Lambert's supplemental executive retirement benefit under the terms and conditions of Mr. Lambert's employment agreement with the Company. See description under caption "Employment Agreements" below.

(4) Amount shown for Messrs. Tamburro and Fletcher represents contribution paid or accrued by the Company for fiscal 1996 and 1995 to the account of the executive officer under the Company's 401(k) Retirement Plan. Amount shown for Mr. Lambert includes contribution of $2,304 and $1,532 paid or accrued to Mr. Lambert's account under such Plan in fiscal 1996 and 1995, respectively.

(5) Amounts shown represent the dollar value of restricted stock awards under the LTIP to Messrs. Tamburro and Fletcher, which were granted in fiscal 1990 and which, under the terms and conditions of the awards, vested in fiscal 1994 as a result of the investment by Old TCI in the Company under the Investment Agreement constituting a specified change in control event under the LTIP, which caused the immediate vesting of all options and awards then outstanding under the LTIP. The restricted stock awards consisted of 2,000 and 6,000 shares of Common Stock, respectively, to Messrs. Tamburro and Fletcher. No dividends were payable on the restricted stock.

OPTION GRANTS IN FISCAL 1996

     The following table sets forth information concerning options to purchase the Company's Common Stock that were granted to the Company's executive officers during the fiscal year ended April 30, 1996.

                     OPTIONS/SAR GRANTS IN FISCAL YEAR 1996

- ------------------------------------------------------------------------------------------------------------------
                               Individual Grants
- ------------------------------------------------------------------------------------------------------------------
                          Number of       Percent of                                               Potential
                          Shares of          Total                                             Realizable Value
                        Common Stock     Options/SARs                                             at Assumed
                         Underlying       Granted to                                            Annual Rates of
                        Options/SARs       Employees      Exercise                                Stock Price
                           Granted         in Fiscal       Price          Expiration           Appreciation for
 Name                        #(1)            Year        ($/SH)(2)           Date                 Option Term
 ----                   ------------     ------------    ---------    ------------------      --------------------
                                                                                               5%($)        10%($)
 Harold C. Tamburro        11,250             7%          $11.72         May 23, 2005          82,920      210,135
                           11,250             7%            15.83     September 29, 2005      111,998      283,826

 George L. Fletcher        15,000             9%           11.72         May 23, 2005          110,560     280,180
                           15,000             9%           15.83      September 29, 2005       149,331     378,434

- ----------------------

(1) The above options, granted under the LTIP, become exercisable three years after the date of the grant or prior to this if the fair market value of the Company's Common Stock equals 140% or more of the exercise price. The options have no provision for formula-adjustable exercise prices, no provision for repricing, nor any other provision which allows for alteration of the option price by a provision of the option agreement, except for anti-dilution adjustments for stock splits, stock dividends and certain other changes in capital structure. The options have an expiration date of ten years after the date of the grant. The LTIP is proposed to be amended to increase the number of shares that may be made subject to awards thereunder. See Proposal No. 3.

(2) All options were granted at the closing market price on the day of the grant.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

         The following table sets forth information concerning exercises of stock options during fiscal 1996 by each executive officer of the Company and information concerning unexercised options held by the Company's executive officers at fiscal year end 1996.


                    Common                           Number of Unexercised                 Value of Unexercised
                    Shares                           Options/SARs Held at                 In-the-Money Options at
                   Acquired                             April 30, 1996                        April 30, 1996
                      on         Value                  --------------                        --------------
 Name              Exercise     Realized       Exercisable        Unexercisable      Exercisable        Unexercisable
 ----              --------     --------       -----------        -------------      -----------        -------------
 William H.         585,000    $7,852,050          600,000                0                   $8,298,000              $0
 Lambert

 Harold C.             0           0                22,500                0                         46,237             0
 Tamburro
 George L.             0           0                30,000                0                         61,650             0
 Fletcher


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Messrs. Solomon and Sparkman served on the Human Resources and Compensation Committee of the Company during fiscal 1996. Mr. Sparkman, at the time of his retirement in March 1995, was Executive Vice President of TCI and Old TCI. TCI is the single largest shareholder of the Company (see "COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT" above and "RELATED PARTY TRANSACTIONS - Investment Agreement with Old TCI" below). For several years, TCI, which the Company believes is the largest cable TV operator in the United States, together with its affiliates and subsidiaries, has been the largest customer of the Company's CATV fiber and RF distribution segment business. During fiscal 1996, purchases from the Company by TCI, through its affiliates and subsidiaries, including purchases under a Purchase Agreement (see description under "RELATED PARTY TRANSACTIONS - Purchase Agreement with Old TCI" below) accounted for approximately 44% of the Company's consolidated net sales from continuing operations. There is no other, and during 1996 there was no other, Human Resources and Compensation Committee interlock or insider participation.

EMPLOYMENT AGREEMENTS

         The Company entered into employment agreements with Messrs. Lambert, Fletcher and Tamburro, each dated as of May 1, 1995, for a three year term, subject to automatic daily two year extensions, commencing May 1, 1996, and each day thereafter unless terminated on May 1, 1998 or any subsequent May 1 by two years' advance notice of termination by either party. The new agreements superseded the old employment agreements and, as to Messrs. Fletcher and Tamburro, also superseded their severance compensation agreements. Pursuant to their employment agreements, Messrs. Lambert, Fletcher and Tamburro received during fiscal 1996 annual base salaries of $400,000, $200,000 and $150,000, respectively, subject to increase at the discretion of the Board of Directors. Mr. Lambert was furnished an automobile by the Company and Messrs. Fletcher and Tamburro each received an automobile allowance of $5,000 per year.

         Messrs. Lambert, Fletcher and Tamburro also received for fiscal 1996 incentive bonuses, based upon the Company's financial performance in relation to certain specified operating targets during the fiscal year, of $318,858, $100,000 and $85,000, respectively. Mr. Lambert's employment agreement provided for an incentive bonus ranging from a minimum of 25% of base salary, if the Company attained 80% of target net income (according to the business plan approved by the Board of Directors), to a maximum of 100% of base salary, if the Company achieved 130% of target net income. Messrs. Fletcher's and Tamburro's employment agreements provided for incentive bonuses based on a schedule of operating targets and calculations which is subject to change by the Board of Directors each year. For fiscal 1996, incentive bonuses were based on 80% of which was keyed to targets (which differed as to each officer) for Company performance and 20% of which was discretionary and keyed to individual performance of a specified functional objective. Each of their bonuses ranged from 20% of base salary, if the Company and individual performance attained 80% of target, to 40% of base salary, if the Company and individual performance attained 100% of target; to a maximum of 80% of base salary, if the Company and individual performance attained 130% of target.

         Mr. Lambert's employment agreement included a non-qualified supplemental retirement benefit, which is fully vested, providing for a retirement benefit payable at age 65 equal to 50% of the average annual base salary for the last five calendar years immediately preceding retirement, less any other retirement benefits. Such benefit is payable, at his election, in monthly installments over his lifetime or in lump sum at the then present value thereof. Based upon Mr. Lambert's existing base salary, the estimated annual supplemental retirement benefit payable upon retirement at age 65 is approximately $250,000. In the event of termination of Mr. Lambert's employment on account of death, disability or failure of the Company to renew the employment agreement at the end of its term, he shall be entitled to receive the full amount of such supplemental retirement benefit (reduced in the case of disability by any other disability benefits payable by the Company or through a long term disability plan). The Company has established, and is obligated to contribute annually to, a rabbi trust amounts sufficient to pay at any time a lump sum distribution of such supplemental retirement benefits.
Upon Mr. Lambert's death, his employment agreement provides that his beneficiary shall be entitled to a special lump sum death benefit equal to two times his then base salary.

         Each employment agreement provides that in the event the officer is not elected to or is removed from any of his officer positions with the Company or is no longer authorized to discharge the usual duties of such officer positions of a public corporation of substantially the same size as the Company, then unless his employment has been terminated for Cause or for death, retirement or disability or by the officer for other than Good Reason, he is entitled to terminate his employment and receive the same specified benefits as are payable pursuant to the "Change in Control" provisions in his agreement. Each officer's new employment may be terminated by the Company for "Cause", which is defined to mean certain specified conduct, including conviction of a felony or act of moral turpitude, willful misconduct or gross negligence.

         Each employment agreement provides for the payment of certain benefits upon termination of employment following a Change in Control of the Company, except for a termination on account of death, retirement or disability, termination for Cause, or the officers' voluntary decision to terminate other than for Good Reason. A "Change in Control" is deemed to occur in the event of certain consolidations or mergers of the Company, or the sale, lease, exchange or other transfer of more than 40% of the assets or earning power of the Company, the liquidation or dissolution of the Company, or the acquisition by any party or defined group of 20% or more of the Company's outstanding shares, or in the event during a period of two consecutive years individuals who at the beginning of the period constitute the entire Board shall cease for any reason to constitute a majority of the Board (with certain exceptions). "Good Reason" for an officer's voluntary termination of employment exists upon the occurrence of any of certain specified adverse changes in the officer's duties or benefits with the Company following a Change in Control, including the assignment of duties inconsistent with his position, duties and responsibilities with the Company immediately prior to a Change in Control, a reduction in his base salary after a Change in Control, failure to continue existing benefit plans, certain relocations of the Company's principal executive office or any material breach by the Company of the employment agreement.

         If Change in Control benefits become payable to one of the officers by the Company under his employment agreement, the officer shall be entitled to a lump sum payment equal to two times current annual base salary plus two times the higher of (i) the incentive compensation then payable for the current year (assuming in the calculation that the Company's net income for such year equals 100% of the target net income) or (ii) the average annual incentive compensation paid or payable to the officer by the Company for the three calendar years preceding the Change in Control. In addition, if the officer elects, the Company shall make a lump sum cash payment equal to the difference between the per share exercise price of all of his outstanding options for shares of common stock and the higher of the market price per share on the date of termination or the highest price per share paid in connection with the Change in Control, multiplied by the number of shares which are subject to the outstanding options. Further, the Company shall pay to Mr. Lambert in lump sum the present value of his supplemental retirement benefit described above; and shall pay to Messrs. Fletcher and Tamburro in lump sum the present value of the excess of (i) the applicable percentage of benefits the officer would be entitled to, assuming his normal retirement at age 65, pursuant to any employee benefit plans in effect at the time of Change in Control (such applicable percentage being 10% multiplied by the officer's number of years of service to the Company up to a maximum of 100%), over (ii) the actual benefits payable under the plans on date of termination. Finally, the Company shall continue to provide, for three years following termination of employment, the same medical, dental, accident, life insurance and disability coverage for the officer and his dependents as existed at the time a Change in Control occurred or, at the officer's election, the lump sum present value of such coverage.

         Notwithstanding the foregoing, if at the time of payment the present value of the lump sum severance payments and other payments and benefits to be paid to the officer on account of a Change in Control (the "Severance Payments"), either alone or together with other payments which the officer has the right to receive from the Company, would constitute a "parachute payment" (as defined in Section 280G of the Internal Revenue Code of 1986), then the employment agreements provide that such Severance Payments are subject to certain specified reductions so that no portion of the Severance Payments will be subject to the excise tax imposed by Section 4999 of the Code.

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Under the direction of the Human Resources and Compensation Committee (the "Committee" or the "Compensation Committee") of the Board, the Company establishes compensation plans and programs, including employee cash bonus programs and stock option programs, which seek to improve the Company's profitability and shareholder value by aligning the financial interests of the Company's senior management (including the Company's executive officers) with those of its shareholders.

         The key components of senior management compensation are: (a) base pay, (b) performance cash bonus, (c) stock options, and (d) in the case of the Company's Chief Executive Officer ("CEO"), a Supplemental Executive Retirement Plan (SERP).

         The Company's senior management performance program provides cash bonuses for attainment of certain revenue, profitability and cash management objectives. The objectives, which are used to establish whether required performance has been achieved, are set forth in the Company's Business Plan relating to the year for which the attainment of the objective is being measured, such Business Plan having been approved by the Compensation Committee and the full Board of Directors prior to such Business Plan becoming effective. For the Company's senior sales management, Company performance objectives are primarily based upon revenue and net income for the entity for which they are responsible; for other senior management, Company performance objectives are primarily based upon income and certain cash performance ratios; and for the CEO, net income is the exclusive Company performance objective. As to the executive officers other than the CEO, 20% of the annual cash bonus is discretionary and keyed to individual performance of functional objectives specified by the executive officer and approved by the CEO, in whose discretion the bonus is paid. Cash bonuses paid to the three executive officers of the Company are provided for under the terms and conditions of the employment agreements between the Company and such officers. The terms and conditions of such employment agreements are described above under the caption "EXECUTIVE COMPENSATION - Employment Agreements". Company net income for fiscal 1996 exceeded targeted net income for the year by an amount which resulted in a cash bonus award of 80% of the maximum award available to the CEO for fiscal 1996 provided for under his employment agreement. Company and individual performance in respect of the performance objectives set for the other two executive officers of the Company for fiscal 1996 resulted in cash bonuses to such executive officers at amounts ranging from 63% to 71% of the maximum award available under the employment agreement.

         The Company's stock option grant component of its incentive programs provides options to senior management at market prices at the date of grants. Value to senior management is derived under the stock option program only if shareholder value per share increases, as measured by common stock market price. The program provides direct incentives to senior management to act to increase shareholder value. The specific terms of each option grant is determined by the Compensation Committee in its discretion. Presently, options granted under the Company's Long-Term Incentive Compensation Program ("LTIP") become exercisable three years from the date of grant, subject to becoming exercisable earlier in the event of a 40% increase in the market price of the Company's Common Stock.

         The CEO, as in years past, did not participate and was not awarded options under the LTIP in fiscal 1996. The other two executive officers of the Company were granted options under the LTIP in fiscal 1996 for a total of 52,500 shares. In granting options under the LTIP, the Compensation Committee determines that grants be made in quantities (a) comparable to option grants in prior years, (b) commensurate with the position of the employee relative to other employees, and (c) sufficient in the determination of the Committee for the Company to remain competitive for the services of the employee, and takes into account the actual and potential contribution of the employee to the Company and Company performance, but these factors are judged on a subjective basis and are not subject to specific criteria.

         In its deliberations to establish the senior management and CEO base salary compensation, the Committee considers the following factors: (a) typical compensation for other similarly placed senior managers and officers, (b) trends in compensation, and (c) customary plans, programs and benefits. The Committee's assessment of these factors is based upon general information taken into account by the Committee, including general national survey data on planned average pay increases for executive-level employees in the United States. The Committee does not assess the factors based upon reference to any specific market group. The base salary component of compensation for senior managers of the Company is generally equal to or above what the Committee determines in its subjective judgment to be relevant under the above factors. Base salary for the executive officers of the Company are provided for under the terms and conditions of the employment agreements between the Company and such officers. There were no changes in the terms and conditions of the employment agreements between the Company and its executive officers, including the CEO, from the terms and conditions existing for the prior fiscal year.
Base salary for the CEO and two executive officers paid in fiscal 1996 reflected increases, based upon the factors listed above, including primarily national survey data on planned average pay increases for executive level employees in the United States. Amounts contributed to the CEO's SERP in fiscal 1996 were governed by the terms and conditions of the employment agreement between the Company and the CEO.

         The Compensation Committee's actions are intended to enable the Company, to the extent practicable, to preserve deductibility under the Internal Revenue Code of compensation paid to its executive officers while maintaining compensation programs to attract and retain highly qualified executives in a competitive environment. The Committee believes that options granted under the present terms and conditions of the Company's LTIP are not subject to the $1 million limitation on deductibility of executive compensation imposed by the Internal Revenue Code Section 162m. Assuming no change in present circumstances, the Company does not presently anticipate that any material portion of executive compensation paid by it in the near term will be nondeductible under Section 162m of the Internal Revenue Code. However, not all executive compensation paid by the Company qualifies as "performance-based compensation" under that federal tax law, and the deductibility of future compensation will depend upon facts and circumstances existing in the future, including practicalities of preserving deductibility measured against maintaining competitive programs.

         During fiscal 1996, the Compensation Committee held one meeting.

         During fiscal 1996, the Compensation Committee was composed of Lewis Solomon, Chairman, and J.C. Sparkman.

                                            Committee Members:

                                            Lewis Solomon, Chairman

                                            J.C. Sparkman

PERFORMANCE GRAPH

         Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock with the total cumulative return of the composition of the NASDAQ Market Value Index and the Media General SIC Code 3663 Index, assuming reinvestment of dividends:

                                    [GRAPH]

                        SIC CODE 3663 INDEX PRODUCED BY
                     MEDIA GENERAL FINANCIAL SERVICES, INC.

                           RELATED PARTY TRANSACTIONS


Investment Agreement with Old TCI

         Pursuant to the Investment Agreement, Old TCI on March 14, 1994, purchased 6,327,000 shares of the Company's Common Stock, which shares after issuance represented 49% of the total outstanding shares.

         The Investment Agreement grants Old TCI the right during the term of the agreement to designate two persons to be appointed or nominated as directors (only one if Old TCI holds less than 25% of the Company's outstanding Common Stock). The designees of Old TCI are Larry E. Romrell and J.C. Sparkman (see "ELECTION OF DIRECTORS- Proposal No. 1"). In addition, the Investment Agreement requires super-majority (four of five) approval of the Board of Directors to (a) incur additional liabilities (except for trade payables in the ordinary course of business), including debt for borrowed money in excess of $5 million per year; (b) issue any capital stock or the right to acquire capital stock of the Company except with respect to certain then existing warrants and options; (c) remove the chief executive officer or change the number of directors of the Company; (d) declare or pay any dividend or distribution on its capital stock other than a dividend solely in shares of its capital stock;
(e) sell a material portion of the assets of the Company or any Company subsidiary or merge the Company or any subsidiary with another entity; (f) engage in transactions between the Company (or any Company subsidiary) and officers or directors of the Company which exceed $1.0 million; (g) acquire or enter into any kind of business other than the kind of business then carried on by the Company and its subsidiaries; (h) make any repurchase or redemption of any shares of its capital stock; (i) amend the Company's Articles of Incorporation or Bylaws; or (j) make capital expenditures in excess of $2.0 million per transaction or series of related transactions.

         The Investment Agreement provides for certain pre-emptive rights to Old TCI to maintain its percentage equity interest in the Company by purchasing additional shares of Common Stock and convertible securities, rights and options, as and when the Company issues additional shares of Common Stock and securities convertible into or exchangeable or exercisable for additional shares of Common Stock or rights or options to subscribe for or to purchase additional shares of Common Stock, except with respect to additional shares of Common Stock issued by the Company (i) as a stock dividend, (ii) upon subdivision or combination of shares of Common Stock, and (iii) pursuant to (a) rights, warrants and options in existence on the date of the Investment Agreement, or (b) qualified incentive stock options from time to time granted by the Company to employees. The purchase price to be paid by Old TCI upon exercise of its pre-emptive rights is to be equal to the consideration paid by third-party purchasers or the fair market value thereof in the case of property as consideration. To date, non-transferable options to purchase the following number of shares of Common Stock at the following exercise prices have been granted to Old TCI pursuant to the Investment Agreement: (i) 26,663 shares at an exercise price of $11.83 (ii) 430,221 shares at an exercise price of $2.00,
(iii) 66,681 shares at an exercise price of $4.55, (iv) 17,208 shares at an exercise price of $5.75, and (v) 54,475 shares at an exercise price of $11.72. All such options are immediately exercisable in whole or in part.

         The Investment Agreement requires the Company, at Old TCI's request, to amend its Articles of Incorporation (subject to shareholder approval) and Bylaws to the extent that they are inconsistent or silent with respect to the provisions of the Investment Agreement regarding nomination, election and meetings of directors, super majority board approval and pre-emptive rights, and the Company believes that, if so requested by Old TCI, minor conforming amendments to the Articles of Incorporation and Bylaws may be required. Old TCI has to date made no request to amend the Articles of Incorporation or Bylaws.

         As part of the transactions between the parties, the Company granted Old TCI and its permitted transferees certain demand and "piggyback" registration rights respecting the shares purchased by Old TCI under the Investment Agreement and all other shares of the Company's Common Stock which Old TCI may hold during the term of the registration rights agreement. The Company is obligated to pay all costs and expenses in connection with registration of such shares, including counsel fees, but excluding brokerage commission and underwriting discounts. Each of the Company and Old TCI shall indemnify the other, upon customary terms and conditions, in respect of any registration of such shares.

         The Investment Agreement and the obligations of the parties thereunder terminate upon the earlier to occur of (i) written consent of the Company and Old TCI, (ii) the 20th anniversary date of the Investment Agreement, and (iii) at such time as Old TCI ceases to hold at least 20% of the outstanding shares of Common Stock of the Company.

Purchase Agreement with Old TCI

         On June 21, 1993, prior to Old TCI's equity investment in TSX described above, the Company and Old TCI, through a subsidiary, negotiated at arm's length and entered into a Master Purchase Agreement (the "Purchase Agreement") for a term commencing as of January 18, 1993 and expiring December 31, 1996, subject to earlier termination under certain circumstances. The Purchase Agreement provides for sales of up to specified quantities of CATV distribution equipment at certain prices as and when ordered by the subsidiary. The subsidiary is not obligated to purchase any products, and the Company's obligation to sell under the Purchase Agreement is conditioned upon purchases by the subsidiary or its affiliates of at least 20% of the total amount of certain specified CATV distribution equipment purchased by the majority owned and managed subsidiaries of TCI for each of the years during the four year term. The Company has agreed under certain circumstances not to sell its products or services covered by the Purchase Agreement for a price less than that available under the Purchase Agreement except for the limited purpose of conducting special or promotional sales, in which case the Company is required to offer contemporaneously to Old TCI the same pricing, volume and terms of any such special or promotional sale. For information regarding purchases during fiscal 1996 from the Company by TCI, through its affiliates and subsidiaries, including purchases under the Purchase Agreement, see "EXECUTIVE COMPENSATION - Compensation Committee Interlocks and Insider Participation".

                     AMENDMENT OF ARTICLES OF INCORPORATION
                      TO INCREASE AUTHORIZED COMMON STOCK

                                (PROPOSAL NO. 2)

         The Board of Directors by unanimous vote has adopted resolutions declaring it advisable to amend Article Fourth of the Company's Articles of Incorporation ("Articles") to increase the Company's authorized Common Stock, $.01 par value per share ("Common Stock") from 20,000,000 to 50,000,000 shares. The 10,000,000 shares of Preferred Stock, $.01 par value ("Preferred Stock") presently authorized under Article Fourth of the Company's Articles would remain unchanged under the amendment, as would the relative rights and limitations of the Common Stock and Preferred Stock. Neither the Common Stock nor the Preferred Stock has preemptive rights.

         At July 29, 1996, the Company had 15,421,544 shares of Common Stock issued and outstanding; no shares of Preferred Stock have been issued. In addition, approximately 915,577 shares of Common Stock are reserved for issuance under the Company's LTIP, including the additional 500,000 shares of Common Stock conditionally reserved for issuance under the LTIP, subject to shareholder approval of Proposal No. 3 included in this Proxy Statement; 281,800 shares of Common Stock are reserved for issuance under the Company's Directors' Stock Option Plan; and 600,000 shares are reserved for issuance under other stock options issued by the Company. Thus, at July 29, 1996, there were approximately 3,281,079 authorized shares of Common Stock unissued and not reserved for issuance.

         The proposed increase in the authorized Common Stock has been recommended by the Board of Directors to assure that an adequate supply of authorized unissued shares is available for general corporate needs, such as future stock dividends or stock splits or issuance under existing or future employee benefit plans. The additional authorized shares of Common Stock could also be used for such purposes as raising additional capital for the operations of the Company or financing the acquisition of other businesses. There are currently no plans or arrangements relating to the issuance of any of the additional shares of Common Stock proposed to be authorized. Such shares would be available for issuance without further action by the stockholders, unless required by the Company's Articles or bylaws or by applicable law.

         The issuance of additional shares of Common Stock may, among other things, have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock.

         The issuance of additional shares of Common Stock by the Company also may potentially have an anti-takeover effect by making it more difficult to obtain stockholder approval of various actions, such as a merger or removal of management. Issuance of authorized shares of Preferred Stock could also make it more difficult to obtain stockholder approval of such actions as a merger, bylaw changes, removal of a director, or amendment or repeal of the provisions of the Articles described below, particularly in light of the power of the Board of Directors under Article Fourth of the Articles to specify certain rights and preferences of the Preferred Stock, such as voting rights, without stockholder approval. All series of the Preferred Stock having voting rights and the Common Stock would vote together as one class, unless otherwise required by law. Under the Nevada General Corporate Law, the holders of Preferred Stock would generally be entitled to vote separately as a class upon any proposed amendment to the Articles or other corporate action, such as a merger, which would effect an exchange, reclassification or cancellation of all or a portion of such Preferred Stock or otherwise affect the preferences or relative rights of the Preferred Stock.

         The Company has in place certain other provisions which have or may have an anti-takeover effect. The Company's Articles provide, among other things: (i) for a classified board of directors (see "Election of Directors");
(ii) that unless minimum price or other specified requirements are met, certain business combinations involving the Company and a stockholder who, together with its affiliates, is the beneficial owner of 10% or more of the combined voting power of the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of directors ("interested person") must be approved by holders of at least 80% of the outstanding shares of the Company's capital stock entitled to vote generally in the election of directors; (iii) that directors may be removed by the stockholders only upon the affirmative vote of the holders of at least two-thirds of the shares of the Company's capital stock entitled to vote generally in the election of directors, which vote may only be taken at a meeting of stockholders called expressly for that purpose; (iv) that any stockholder who wishes to make a nomination for director at an annual stockholders' meeting must give written notice to the Company at least 60 days in advance of the meeting and provide to the Company certain specified information pertaining to the nominee or nominees (which the Board of Directors believes affords it adequate time to consider the qualifications of the proposed nominee and determine an appropriate response but which may also discourage some persons from attempting to acquire control of the Company by potentially lengthening the time required for a person to acquire control of the Company through a proxy contest or the election of a majority of the directors ); (v) that any stockholder who wishes to bring a proposal to be acted upon before an annual or special meeting of the stockholders of the Company must give written notice at least 60 days in advance of the meeting, which must set forth as to each proposal certain specified information, including a brief description of the proposal and the reasons for bringing it before the meeting; (vi) the bylaws of the Company may be adopted, amended or repealed only by the act of the Board of Directors of the Company or by the affirmative vote of the holders of at least two-thirds of the capital stock of the Company entitled to vote generally in the election of directors; (vii) special meetings of the stockholders of the Company may only be called by a majority of the Board of Directors; and (viii) that the Articles described in this paragraph may be amended, repealed or new articles adopted with provisions inconsistent therewith only by the affirmative vote of the holders of at least two-thirds of the capital stock of the Company entitled to vote generally in the election of directors, except as to the provision described above dealing with business combinations involving the Company and an interested person, as to which the vote required is the affirmative vote of at least four-fifths of the capital stock of the Company entitled to vote generally in the election of directors.

         Certain executive officers of the Company have agreements with the Company containing severance pay provisions that could be triggered in the event of termination of employment following a change in control of the Company. See "Executive Compensation - Employment Agreements."

         The increase in authorized shares of Common Stock has not been proposed for an anti-takeover-related purpose and the Board of Directors and management have no knowledge of any current efforts to obtain control of the Company or to effect large accumulations of its Common Stock.

         The increase in the number of the Company's authorized shares of Common Stock will involve the amendment of the first sentence of Article Fourth of the Company's Articles, so that it will read as follows:

                       FOURTH: The total number of shares of stock that the Corporation shall have authority to issue is 50,000,000 shares of Common Stock, $.01 par value (the "Common Stock"), and 10,000,000 shares of Preferred Stock, $.01 par value (the "Preferred Stock").

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED INCREASE IN THE AUTHORIZED COMMON STOCK. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock will be required for adoption of the proposed amendment. If the amendment is so approved by stockholders, the amendment will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada, which is expected to be accomplished as promptly as practicable after such approval is obtained.

             AMENDMENT OF LONG-TERM INCENTIVE COMPENSATION PROGRAM
        TO INCREASE NUMBER OF SHARES THAT MAY BE MADE SUBJECT TO AWARDS

                                (PROPOSAL NO. 3)

         Pursuant to a merger effective April 28, 1993, the Company became the publicly held parent company of Texscan Corporation ("Texscan"), a Delaware corporation (the "Merger"). Pursuant to the Merger, the Company agreed to assume the obligations of Texscan under the Amended and Restated Texscan Long-Term Incentive Compensation Program (the "Texscan Program"). Effective April 28, 1993, the Company assumed such obligations and amended and restated the Texscan Program as set forth in the Company's Long-Term Incentive Compensation Program (the "LTIP").

         The LTIP is an incentive compensation plan under which the Company may grant to officers and "key employees" of the Company and its subsidiaries awards of stock options, stock appreciation rights, stock awards, restricted stock and cash awards or combinations of any of the above.

         The Board of Directors has approved, subject to stockholder approval, an amendment to the LTIP, which is explained below. The proposed amendment to the LTIP is being submitted for approval by the stockholders at the 1996 Annual Meeting. The Board of Directors has also approved deletions from the LTIP of references to warrants which have expired. These deletions do not require stockholder approval.

         The Board of Directors believes that the LTIP is a key element of the Company's executive compensation program. The purpose of the LTIP is to increase stockholder value and to advance the interests of the Company and its subsidiaries by furnishing a variety of economic incentives designed to attract, retain and motivate executives and key employees, by making it possible to offer them increased incentives, which may include a proprietary interest in the Company. There are approximately 50 employees of the Company and its subsidiaries eligible to receive awards under the LTIP.


         The closing price per share of the Common Stock of the Company on the NASDAQ/NMS on August 27, 1996 was $12 1/4.



PROPOSED AMENDMENT


         The Board of Directors has adopted the below described amendment to the LTIP, conditioned upon stockholder approval. The LTIP, as proposed to be amended, is set forth in full in Exhibit A, and the description of terms of the LTIP, as amended, which appears below is qualified in its entirety by reference thereto.

         The LTIP as now in effect provides that the maximum number of shares of Common Stock which may be subject to awards is 1,291,266 . 1,048,800 shares of Common Stock have been issued pursuant to awards granted under the Program, and awards for 230,466 shares of Common Stock are outstanding under the Program. Thus, only a limited number of shares remain available for issuance under the LTIP.

         In order to continue to carry out the purposes of the LTIP, the Board of Directors has approved, subject to stockholder approval, an amendment to the LTIP to increase the number of shares of Common Stock that may be subject to awards by 500,000 shares to 1,791,266 shares, inclusive of shares of Common Stock underlying presently outstanding awards under the Program and shares of Common Stock heretofore issued pursuant to awards under the Program. The LTIP provides and, following stockholder approval of the proposed amendments, would continue to provide for appropriate adjustment in the number and class of shares in the event of a stock dividend, recapitalization, merger or the like.

SUMMARY OF TERMS OF THE LTIP, AS PROPOSED TO BE AMENDED

Administration of LTIP

         The LTIP is administered by the Compensation Committee of the Board of Directors, which is appointed by the Board of Directors (the "Committee"). The members of the Committee are not eligible to receive awards under the LTIP and are intended to qualify as "outside" directors under the Omnibus Reconciliation Act of 1993 ("OBRA 1993") and "disinterested" directors under Rule 16b-3 promulgated under Section 16 of the Exchange Act. The Committee has the power and authority to administer, enforce and interpret the LTIP, to make awards thereunder, to make rules for carrying out the LTIP and to make any other determination which the Committee believes necessary or advisable for the proper administration of the LTIP. The Committee's decisions in matters relating to the LTIP are final and conclusive on the Company and participants. The Committee has complete discretion to select, from among the key employees eligible for awards, the individuals to whom the awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject, however, to the provisions of the LTIP.

Common Stock Subject to the LTIP

         The LTIP provides that up to 1,791,266 shares of Common Stock of the Company may be issued under awards granted under the LTIP. The LTIP provides for appropriate adjustment in the number and class of shares to be issued under the LTIP in the event of a stock dividend, stock split, recapitalization, merger, consolidation or reorganization of the Company or the like. In the event that an option or stock appreciation right granted under the LTIP expires or is terminated or canceled unexercised as to any shares of Common Stock underlying such option or stock appreciation right, such shares of Common Stock are available for grant of future awards under the LTIP. Shares of Common Stock issued as restricted stock or pursuant to stock awards under the LTIP that are thereafter forfeited or reacquired by the Company are available for grant of future awards. The LTIP permits the Committee to, in its discretion, cancel the award of stock options in order to make the participant eligible for a grant of an option at a lower price. Common Stock issued under the LTIP in connection with the exercise of options or stock appreciation rights may be issued from the authorized and unissued shares or shares held in the treasury of the Company. Common Stock issued under the LTIP in connection with restricted stock or stock awards are to be issued shares held as treasury shares.

Stock Options

         The LTIP authorizes the granting of incentive stock options and options not qualifying as incentive stock options under the Internal Revenue Code to purchase shares of Common Stock.

         Under the LTIP (a) the option price per share of Common Stock is determined by the Committee, provided, however, (1) any option granted under the LTIP by the Committee which is intended to qualify as "performance-based compensation" under OBRA 1993 will be granted with an exercise price per share of Common Stock not less than the fair market value of a share of Common Stock as of the date of the grant of the option, and (2) the option price per share of an option intended to qualify as an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of fair market value on the date of grant in the case of the grant of an incentive stock option to a participant owning 10% or more of the combined voting power of all classes of stock of the Company), (b) the number of shares of Common Stock subject to an option is determined by the Committee, provided that the maximum number of shares with respect to which an option or options may be granted to any eligible employee in any one calendar year may not exceed 40,000 shares, (c) in the case of incentive stock options, the aggregate fair market value on date of grant of the shares of Common Stock with respect to which the incentive stock option is exercisable for the first time by an employee during any calendar year may not exceed $100,000, (d) subject to earlier termination (see discussion below), an option is to be exercisable as determined by the Committee and may be exercised for ten years and one day from the date of grant unless an earlier expiration date is stated in the option grant, provided, however, the terms of an incentive stock option may not exceed ten years from the date of grant and, in the case of incentive stock options granted to participants owning 10% or more of the combined voting power of all classes of stock of the Company, the term may not exceed five years from the date of grant, (e) an option is to be exercised by giving written notice to the Company specifying the number of shares of Common Stock to be purchased and accompanied by payment in full of the option price or an irrevocable subscription agreement pursuant to which the option holder irrevocably commits to take delivery of, and make full payment for, the shares of Common Stock issuable upon exercise of the option within one year from the date of the irrevocable subscription agreement, (f) the option price may be paid either in cash or, at the discretion of the Committee, in shares of Common Stock with a fair market value on the date of exercise equal to the option price or by a combination of cash and such shares or in such other manner as may be authorized from time to time by the Committee, and (g) upon approval of the Committee, the Company may repurchase an option from a holder before exercise by paying the holder an amount per share of Common Stock subject to the option by which the fair market value of the share on the date of purchase exceeds the option price. The Committee may permit participants simultaneously to exercise options and sell the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement, approved in advance by the Committee, and use the proceeds from such sale as payment of the purchase price of such shares.

         An option will expire upon termination of employment or death of the participant at such times as shall be determined by the Committee, provided, however, in the case of incentive stock options, the term of the option may not extend beyond three months after the date the participant terminates employment for any reason other than death or disability and not more than one year after termination due to death or disability.

Stock Appreciation Rights

         The LTIP permits the grant of stock appreciation rights, both (a) in conjunction with the grant of an option, either at the time the option is granted or thereafter during its term (limited to 50% of the shares of Common Stock subject to the option) and (b) without reference to any option. The number of shares of Common Stock in respect of which a stock appreciation right shall be granted is determined by the Committee. Where a stock appreciation right is granted in conjunction with the grant of a stock option under the LTIP, the number of shares of Common Stock to which the stock appreciation right is granted is reduced in the same proportion that the holder of the option exercises the related option, subject to the limitation of 50% of the shares of Common Stock subject to the option. Stock appreciation rights permit a participant to elect to receive, at the discretion of the Committee, (a) shares of Common Stock of the Company with a fair market value, at the time of exercise of any such right, equal to the amount determined by dividing (x) the number of shares subject to the stock appreciation right as to which the stock appreciation right is exercised, multiplied by the amount of appreciation in fair market value of such shares since the date of grant of the stock appreciation right (fair market value of the shares of Common Stock on the exercise date of the stock appreciation right less an amount determined by the Committee at the time of grant) by (y) the fair market value of a share of Common Stock on the exercise date of the stock appreciation right or (b) in lieu of such shares, the fair market value thereof in cash, or (c) a combination of shares and cash. The term of each stock appreciation right granted under the LTIP is determined by the Committee, but may not exceed ten years and one day from the date of grant, subject to earlier termination in the event that the participant ceases to be an employee of the Company for any reason, including death, in which case the stock appreciation right will expire at such times as determined by the Committee in the grant of the stock appreciation right. Unless otherwise determined by the Committee, each stock appreciation right is exercisable at such time or times to the extent and upon the conditions as the option, if any, to which it relates is exercisable. The Committee may, in its discretion, accelerate the exercisability of any stock appreciation right.

Stock Awards and Restricted Stock

         Under the LTIP, the Committee may also (1) award shares of Common Stock to eligible employees as additional compensation for services rendered to the Company and its subsidiaries and (2) award shares of Common Stock to eligible employees under the LTIP which are subject to restrictions on transferability described below and such other conditions and restrictions as the Committee may determine, which may be based, in whole or in part, on service, performance and such other factors or criteria as the Committee may determine. The number of shares of Common Stock made to an employee pursuant to a stock award or an award of restricted stock is determined by the Committee. The Committee determines the purchase price, if any, of the shares of Common Stock subject to the stock award or the award of restricted stock, which may be below the fair market value of such shares of Common Stock on the date of sale.

         The Company and each recipient of a restricted stock award will enter into an award agreement which shall set forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may permit such restrictions to lapse in installments within this restriction period and may accelerate or waive such restrictions at any time. The award agreement also imposes a requirement on the holder of shares of a restricted stock to resell the shares to the Company, at the purchase price paid therefor, in the event the employment of the recipient is terminated during any period in which such shares are subject to restrictions. The award agreement also prohibits employment of the recipient of a restricted stock award by any competitor of the Company and its subsidiaries and a prohibition against the recipient's dissemination of any secret or confidential information belonging to the Company or a subsidiary. Certificates evidencing shares of restricted stock are issued in the name of the recipient and are deposited, together with a stock power endorsed in blank, with the Company.

         Shares of restricted stock are non-transferable during the restriction period. The Committee, in the award of the restricted stock, determines the terms of forfeiture of the shares of restricted stock still subject to restriction at the time the employee terminates his employment with the Company for any reason, including death, disability or retirement.

         Prior to the lapse of restrictions on shares of restricted stock, the participant will have all other rights of a stockholder with respect to the shares, subject to the conditions and restrictions generally applicable to restricted stock or specifically set forth in the participant's agreement governing the terms of the award of restricted stock. Dividends paid in cash or other property by the Company, other than Common Stock, with respect to shares of restricted stock while the shares are still subject to the restrictions shall be paid to the employee currently, or at the election of the employee, is reinvested.

Cash Awards

         The LTIP also provides for cash awards by the Committee to eligible employees as additional compensation for services to the Company and its subsidiaries. Cash awards are normally paid on the basis of achievement of performance objectives by the Company or by the individual employee. The amount of the cash award is determined by the Committee in its discretion and such awards are subject to such other terms and conditions, which may vary from time to time and among employees, as the Committee determines to be appropriate.

Other Terms and Conditions

         The LTIP provides that no awards may be granted after July 28, 2004. Terms of awards granted on or before July 28, 2004 may extend beyond such date. The LTIP also provides that no award or portion thereof shall be transferable by the participant (except as to options not qualifying as incentive stock options under the Internal Revenue Code as a gift to immediate family members and trusts or partnerships or similar vehicles for the benefit of immediate family members, if permitted by the Committee in the agreement governing the terms of the award) otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code. A transferred option may be exercised by the transferee to the extent that the employee would have been entitled had the option not been transferred. An employee's immediate family means the employee's spouse, children and grandchildren. "Fair market value for purposes of the LTIP is determined by reference to the closing sale price of a share of Common Stock as published by a national security exchange on which the shares are traded on the applicable date (presently the NASDAQ/NMS).

Change in Control

         Upon the occurrence of certain events listed below, the LTIP provides that the restrictions on all shares of restricted stock shall lapse immediately, all outstanding options and stock appreciation rights shall become immediately exercisable and all performance objectives shall be deemed to be met and payment made, unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below). The events are (a) the acquisition by a person or group of beneficial ownership of 20% or more of any equity security of the Company entitled to vote for the election of Directors, (b) a majority of the members of the Board of Directors of the Company is replaced within any period of less than two years by Directors not nominated and approved by the Board of Directors, or (c) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation). Continuing Directors include (a) Directors who are in office prior to the time of any of the events listed above or any person publicly announcing an intention to acquire 20% or more of any equity security of the Company, Directors in office for a period of more than two years and Directors nominated and approved by the Continuing Directors.

Amendment and Termination

         The Board of Directors may amend or discontinue the LTIP at any time. However, no amendment or discontinuance may be subject to adjustment in the event of certain mergers, consolidations and reorganizations, change or impair without the consent of the recipient any award previously granted under the LTIP. Further, any amendment to the LTIP must be approved by the stockholders of the Company if such approval is necessary for the LTIP to comply or continue to comply with Rule 16b-3 under Section 16 of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

         The following is a brief summary of the principal federal income tax consequences of awards under the LTIP. This summary is not intended to be exhaustive and does not describe state, local or foreign tax laws.

Incentive Stock Options

         The grant of an incentive stock option will not result in any immediate tax consequence to the Company or to the participant. A participant will not realize taxable income upon the exercise of an incentive stock option, provided the participant was an employee of the Company or a subsidiary at all times from the date the option was granted to the date three months (in the case of a disabled employee, one year) before the date of exercise, and the Company will not be entitled to any deduction. If the participant does not dispose of the stock acquired within one year after its receipt (and two years after such option was granted), gain or loss realized on the subsequent disposition of the stock will be treated as long term capital gain or loss.
The excess of the fair market value of the stock at the time of exercise over the option price will be includable in the participant's "alternative minimum taxable income" for purposes of the "alternative minimum tax." If the stock is disposed of prior to those times, the participant will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the stock on the date of exercise over the option price; or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Any gain recognized by the participant on the disposition in excess of the amount taxable as ordinary income will be treated as capital gain, long or short term depending on whether the stock has been held for more than one year. Upon such a disposition, the Company will generally be entitled to a deduction in the same amount and at the same time as the participant realizes such ordinary income.

Nonqualified Stock Options

         The grant of a nonqualified stock option will not result in any immediate tax consequence to the Company or the participant. Upon exercise of a nonqualified stock option, the participant will realize ordinary income in an amount equal to the fair market value of the stock at the time of exercise over the option price, and the Company will generally be entitled to a deduction in the same amount.

Stock Appreciation Rights

         The grant of a stock appreciation right will not result in any immediate tax consequence to the Company or to the participant. Upon the exercise of a stock appreciation right, any cash received and the fair market value of any stock received will constitute ordinary income to the participant. The Company will generally be entitled to a deduction in the same amount and at the same time as the participant realizes such income.

Restricted Stock

         A participant granted restricted stock will in most cases be subject to tax at ordinary income rates on the fair market value of the restricted stock at the time the restrictions lapse. However, a participant who makes an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant will have ordinary income as of such date equal to the fair market value of the shares of restricted stock determined without regard to the restrictions. If the shares subject to such election are forfeited, the participant will not be entitled to a deduction, refund or loss for tax purposes. In the case of a sale of shares after the expiration of the restriction period, the holding period to determine whether the participant has long-term or short-term capital gain or loss begins upon such expiration and the tax basis for such shares will be equal to the fair market value thereof on such date. If the participant elects to be taxed as of date of grant, however, the holding period commences on such date and the tax basis will be equal to the fair market value of the shares on the date of grant determined without regard to the restrictions. The Company will in most instances be entitled to a deduction equal to the amount treated as compensation to the participant.

Other Stock-Based Awards and Cash Awards

         A participant receiving any other stock-based awards or cash awards will recognize income, and the Company will generally be allowed a deduction, when the award is paid. The amount of cash and the fair market value of the shares of Common Stock received will be ordinary income to the participant and the Company will generally be entitled to a tax deduction therefor.

OBRA 1993 Deductibility Limitation

         Under OBRA 1993 the allowable federal income tax deduction for compensation paid or accrued with respect to the chief executive officer and as many as four other officers of the Company will be limited to no more than $1 million per year for fiscal 1995 and subsequent years. Under the LTIP, incentive stock options and nonqualified stock options are intended to qualify as "performance-based compensation" not subject to the $1 million limitation. Stock appreciation rights, restricted stock, and other stock-based awards and cash awards under the LTIP do not qualify as "performance- based compensation" and would be subject to the limitation.

REQUISITE VOTE

         The affirmative vote of the majority of the shares of Common Stock present or represented and entitled to vote on the proposal at the Annual Meeting is required for approval of the proposed amendment to the LTIP. If stockholders do not approve the proposed amendment to the LTIP, the LTIP in its current form will remain in effect without the amendment.

RESOLUTION CONSTITUTING PROPOSAL 3

         The resolution (designated herein as Proposal 3) to approve the proposed amendment to the LTIP is as follows:

                 "RESOLVED, that, the proposed amendment to the Long-Term Incentive Compensation Program to increase the number of shares of Common Stock which may be issued under the Program from 1,291,266 shares to 1,791,266 shares of Common Stock, inclusive of shares of Common Stock underlying presently outstanding awards under the Program and shares of Common Stock heretofore issued pursuant to awards under the Program, be and is hereby approved."

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF PROPOSAL 3.

                           APPROVAL AND RATIFICATION
                     OF APPOINTMENT OF INDEPENDENT AUDITORS

                                (PROPOSAL NO. 4)

         Subject to shareholder ratification, the Board of Directors, upon recommendation of the Audit Committee, has appointed the firm of KPMG Peat Marwick LLP as independent auditors of the Company for fiscal 1997. KPMG Peat Marwick LLP has audited the accounts of the Company for many years. If stockholders do not ratify this appointment, the Board will consider other independent auditors. One or more representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

                           PROPOSALS BY STOCKHOLDERS


         Any proposals of stockholders intended to be presented at the Company's 1997 Annual Meeting of Stockholders must be received at the Company's principal executive offices by no later than April 30, 1997 if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting.


                                 ANNUAL REPORT

          A copy of the Company's annual report to shareholders for the fiscal year ended April 30, 1996, which includes financial statements, accompanies this proxy statement. The annual report is not part of the solicitation of proxies or this proxy statement.

                                 OTHER BUSINESS

         The Annual Meeting is being held for the purposes set forth in the Notice which accompanies this Proxy Statement. The Board is not presently aware of business to be transacted at the Annual Meeting other than as set forth in the Notice.

                                        By Order of the Board of Directors,


                                        /s/ HAROLD C. TAMBURRO
                                        Harold C. Tamburro
                                        Vice President, Secretary
                                        and Chief Financial Officer



El Paso, Texas
August 28, 1996

                                                                       EXHIBIT A

                                TSX CORPORATION
                          SECOND AMENDED AND RESTATED
                    LONG-TERM INCENTIVE COMPENSATION PROGRAM


         WHEREAS, Texscan Corporation, a Delaware corporation ("Texscan"), previously issued options to purchase shares of Texscan common stock and other incentives pursuant to its Amended and Restated Texscan 1989 Long-Term Incentive Compensation Program (the "Texscan Program");

         WHEREAS, pursuant to a merger effective April 28, 1993 (the "Merger"), Texscan became the wholly-owned subsidiary of TSX Corporation, a Nevada corporation ("TSX"), and pursuant to the terms of the Merger, TSX agreed to assume the obligations of Texscan under the Texscan Program;

         WHEREAS, pursuant to subsection 10.6 of the Texscan Program, in the event of any merger of Texscan with any other corporation, there are to be substituted for each share of Texscan common stock then subject to the Texscan Program, the number and kind of shares of stock or other securities to which the holders of Texscan common stock are entitled to receive in the merger;

         WHEREAS, pursuant to subsection 10.12 of the Texscan Program, Texscan has determined that no option, restricted stock award or other incentive granted under the Texscan Program shall immediately accelerate as a result of the Merger, but, rather, after the Merger, all such incentives shall continue to vest pursuant to their current schedules;

         WHEREAS, pursuant to the foregoing and the Agreement and Plan of Merger dated March 1, 1993 ("Plan of Merger"), from and after the date of the Merger, each outstanding, unexpired incentive under the Texscan Program shall be eligible under this Long-Term Incentive Compensation Program of TSX (hereinafter referred to as the "Second Amended and Restated Long-Term Incentive Compensation Program" or the "Program") to receive the same or similar benefits accruing to such incentive under the Texscan Program, and if the incentive is an option to purchase shares of Texscan common stock, such option shall entitle the holder to purchase one share of Common Stock;

         WHEREAS, pursuant to the foregoing and the Plan of Merger, each option issued under the Program from and after the date of the Merger shall entitle the holder thereof to purchase one share of Common Stock;

         WHEREAS, the number and type of securities that may be issued and outstanding under the Program are up to 1,791,266 shares of Common Stock underlying stock options or stock appreciation rights or constituting stock awards or restricted stock; and

         WHEREAS, TSX is entering into this Program to further evidence the assumption by TSX of the Texscan Program and the options outstanding thereunder on the terms and conditions set forth herein and to set forth the terms and conditions applicable to all incentives outstanding on the effective date hereof or thereafter issued.

         1.      Assumption of the Texscan Program.

         TSX hereby assumes and accedes to all obligations, duties and liabilities of the issuer, together with all rights and benefits of the issuer, arising under or in connection with the Texscan Program, which is hereby amended and restated in its entirety as set forth in this Program. Each option outstanding on the date of the Merger is hereby converted into an option to purchase shares of Common Stock on the same terms and conditions, including the exercise price thereunder and the number of shares subject thereto, as in effect for the purchase of shares of Texscan common stock thereunder immediately prior to the Merger.

                                                                       EXHIBIT A


         Each holder of an agreement that represented issued and outstanding options immediately prior to the Merger shall be entitled to surrender the same to TSX, and thereupon receive a replacement agreement evidencing such options. Until such surrender and exchange, the registered owner on the books and records of TSX or its agents of any such outstanding agreements shall have and be entitled to exercise all rights with respect thereto.

         2.      Purpose.

         The purpose of this Program is to increase stockholder value and to advance the interests of TSX and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate executives. Incentives may consist of opportunities to purchase or receive shares of Common Stock, monetary payments, or a combination thereof, on terms determined under the Program. As used in the Program, the term "subsidiary" means any corporation of which TSX owns, directly or indirectly (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")), 50% or more of the total combined voting power of all classes of stock.

         3.      Eligible Executives.

         Executives of the Company (including officers and directors but excluding directors of TSX who are not also full-time employees of the Company) shall become eligible to receive Incentives under the Program when designated by the Committee (defined below). Executives may be designated individually or by groups or categories (for example, by pay grade), as the Committee deems appropriate. Participation by officers of TSX and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         4.      Administration.

                 4.1 Composition. The Program shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company; provided, however, that if the Company has a class of equity securities registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the Compensation Committee does not meet the "Disinterested Administration" requirements of Rule 16b-3 of the Exchange Act, another committee satisfying such requirements shall be appointed by the Board to administer the Program. Once appointed, such committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused, provided, however, that at no time may any person serve on such committee if the Company has a class of equity securities registered under Section 12 of the Exchange Act and that person's membership would cause the committee not to satisfy the "Disinterested Administration" requirements of Rule 16b-3.

                 4.2 Authority. The Committee shall have plenary authority to award Incentives under the Program, to interpret the Program, to establish any rules or regulations relating to the Program which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Program. The Committee's decisions in matters relating to the Program shall be final and conclusive on the Company and participants.

         5.      Types of Incentives.

         Incentives under the Program may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 7); (b) stock appreciation rights ("SARs") (Section 8); (c) stock awards (Section 9); (d) restricted stock (Section 9); and (e) cash awards (Section 10).

         6.      Securities Subject to the Program.

                 6.1 Number and Types of Securities. Subject to adjustment as provided in Section 11.6, the number and types of securities which may be issued under the Program is up to 1,791,266 shares of Common Stock underlying stock options or stock appreciation rights or constituting stock awards or restricted stock.

                 6.2 Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to
         Section 8, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that an option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares of Common Stock may again be issued under the Program either pursuant to stock options, SARs, or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares of Common Stock may again be issued under the Program, either as restricted stock, pursuant to stock awards, or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, options in order to make a participant eligible for the grant of an option at a lower price than the option to be canceled.

                 6.3 Type of Common Stock. Common Stock issued under the Program in connection with options or SARs may be authorized and unissued shares or issued shares held as treasury shares. Common Stock issued under the Program in connection with restricted stock or stock awards shall be issued shares held as treasury shares.

         7.      Options.

         An option is a right to purchase from TSX shares of Common Stock only. Each option granted by the Committee under the Program shall be subject to the following terms and conditions:

                 7.1 Price. The option price per share of Common Stock shall be determined by the Committee, subject to adjustment under Section 11.6; provided, however, the option price per share of Common Stock of an option intended to qualify under Section 422 of the Code (an "Incentive Stock Option") shall not be less than 100% of the Fair Market Value (as defined in Section 11.13) on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a grant of an Incentive Stock Option to a participant owning 10% or more of the combined voting power of all classes of stock of the Company).

                 7.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, provided that the maximum number of shares with respect to which an option or options may be granted to any eligible employee in any one calendar year shall not exceed forty thousand (40,000) shares, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to an option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the option. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such option is granted) of the shares of Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by a participant during any calendar year (under all such plans of the Company) shall not exceed $100,000.

                 7.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each option shall be determined by the Committee, but shall not exceed ten years and one day from the date of grant; provided, however, the term of an Incentive Stock Option shall not exceed ten years from the date of grant and, in the case of Incentive Stock Options granted to participants owning 10% or more of the combined voting power of all classes of stock of the Company, the term shall not exceed five years from the date of grant. Each option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any option. Subject to the foregoing, and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

                 7.4 Manner of Exercise. An option may be exercised, in whole or in part, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased. Such notice may either (i) be accompanied by full payment for the shares of Common Stock issuable upon such exercise, or (ii) be accompanied by or be incorporated into an irrevocable subscription agreement pursuant to which the Executive irrevocably commits to take delivery of, and make full payment for, the shares of Common Stock issuable upon such exercise within one year from the date of the irrevocable subscription agreement. The option price shall be payable in United States dollars upon exercise of the option and may be paid by (i) cash, uncertified or certified check, bank draft, or, (ii) at the sole discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price (excluding Common Stock issuable upon exercise of the option), which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised, or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

                 7.5 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share of Common Stock by which the Fair Market Value of the share of Common Stock subject to the option on the date of purchase exceeds the option price.

         8.      Stock Appreciation Rights.

         An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth by the Committee. An SAR may be granted (a) with respect to any option granted under the Program, either concurrently with the grant of such option or at such later time as determined by the Committee (limited to 50% of the shares of Common Stock subject to the option), or (b) alone, without reference to any related option. Each SAR granted by the Committee under this Program shall be subject to the following terms and conditions:

                 8.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to an option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related option, subject to a limitation of 50% of the shares of Common Stock subject to the option.

                 8.2   Duration.  Subject to earlier termination as provided in
         Section 11.4, the term of each SAR shall be determined by the Committee, but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the option, if any, to which it related is exercisable. The Committee may, in its sole discretion, accelerate the exercisability of any SAR.

                 8.3 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of TSX, shall comply with all requirements of the Exchange Act and regulations adopted thereunder), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                       (a) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an option, or (2) in the case of an SAR granted alone, without reference to a related option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6), by

                       (b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date, or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.


         9.      Stock Awards and Restricted Stock.

         A stock award consists of the transfer by TSX to a participant of shares of Common Stock, without other payment therefor, as additional compensation for his services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by TSX to a participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

                 9.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

                 9.2 Sale Price. The Committee shall determine the prices, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants, and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

                 9.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

                       (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                       (b) a requirement that the holder of shares of restricted stock forfeit or (in the case of shares sold to a participant) resell back to the Company, at his cost, all or a part of such shares in the event of termination of his employment during any period in which such shares are subject to restrictions; and

                       (c) a prohibition against employment of the holder of such restricted stock by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

                 9.4 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 9.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company.

                 9.5 End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered, free of all restrictions, to the participant or to the participant's legal representative, beneficiary or heir.

                 9.6 Stockholder. Subject to the terms and conditions of the Program, each participant receiving restricted stock shall have all the rights of a stockholder with respect to such shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently or, at the election of the participant, be reinvested by the participant under the Company's Stockholder Investment Service. Shares purchased with reinvested dividends shall not be restricted.

         10.     Cash Awards.

         A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

         11.     General.

                 11.1 Effective Date. The Program will become effective on the date the Merger becomes effective.

                 11.2 Duration. The Program shall remain in effect until all Incentives granted under the Program have either been satisfied by the issuance of shares of Common Stock or the payment of cash, or terminated under the terms of the Program, and all restrictions imposed on shares of Common Stock in connection with their issuance under the Program have lapsed. No Incentive may be granted under the Program after July 28, 2004.

                 11.3 Non-Transferability of Incentives. Unless the Committee shall permit in the grant of a non- statutory option (on such terms and conditions as the Committee shall establish) such an option to be transferable to a member of the employee's immediate family or to a trust or partnership or similar vehicle for the benefit of such immediate family members, no option, SAR or restricted stock may be transferred, pledged, assigned, hypothecated or disposed of by the holder thereof (except, (i) in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Program or in the Incentive, or (ii) pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. A transferred option may be exercised by the transferee to the extent that the employee would have been entitled had the option not been transferred. For purposes of this Section, an employee's "immediate family" shall mean the employee's spouse, children and grandchildren. Except as permitted herein, during a participant's lifetime, an Incentive may be exercised only by him or by his guardian or legal representative.

                 11.4 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee; provided, however, in the case of an Incentive Stock Option, the term of the option shall not extend beyond three months after the date the participant terminates employment for any reason other than death or disability (as defined in Section 22(e)(3) of the Code), and not more than one year after a termination due to death or disability.

                 11.5 Additional Covenants. Anything in the Program to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock or other security pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock or other security issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock or other security issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock or other security issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable, as a condition of or in connection with the award of any Incentive, the issuance of shares of Common Stock or other security pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded, or such shares of Common Stock or other security shall not be issued, or such restriction shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                 11.6 Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Program, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares, or other change in the Common Stock, the number of shares of Common Stock then subject to the Program, including shares subject to restrictions, options, or achievement of performance objectives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive, shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

                 11.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options in order to reclassify certain outstanding options as or convert such option to non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

                 11.8  Withholding.

                       (a) The Company shall have the right to withhold from any payments made under the Program, or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation, in whole or in part, by electing to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld (the "Election"). The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date").

                       (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                       (c) If a participant is an officer of TSX within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

                                  (1) No Election shall be effective for a Tax Date which occurs within six months of the grant of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period.

                                  (2) The Election must be made either six months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

                 11.9 No Continued Employment. No participant under the Program shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to continue his or her present or any other rate of compensation.

                 11.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

                 11.11 Amendment of the Program. The Board may amend or discontinue the Program at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, change or impair, without the consent of the recipient, an Incentive previously granted. Further, any amendment to the Program must be approved by the Company's stockholders if such approval is necessary for the Program to comply or continue to comply with the applicable exemption, if any, under Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.

                 11.12 Immediate Acceleration of Incentives. Notwithstanding any provision in the Program or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock awarded shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance objectives shall be deemed to be met and payment made immediately if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                       (a) any person or group of persons becomes after the date hereof the beneficial owner of 20% or more of any equity security of TSX entitled to vote for the election of directors;

                       (b) a majority of the members of the Board of Directors of TSX is replaced within any period of less than two years by directors not nominated and approved by the Board of Directors; or

                       (c) the stockholders of TSX approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all, or substantially all, of the Company's assets (including a plan of liquidation).

                 For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Beneficial ownership of more than 20% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of the Program shall not become applicable again should the person or group cease to own 20% or more of any equity security of TSX.

                 For purposes of this Section 11.12, "Continuing Directors" are
         (a) directors who were in office prior to the time any of provisions
         (1), (2) or (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of TSX, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                 11.13 Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of the Program, it shall be determined by reference to the closing sale price of a share of Common Stock as published by the National Securities Exchange on which the shares are traded on the applicable date (provided that if the shares of Common Stock are traded on more than one National Securities Exchange, it shall be determined by reference to the closing sale price published by the exchange selected by TSX). If the exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the closing sale price used shall be the one on the date the Common Stock last traded on the same exchange.

                                                                     APPENDIX 1A

                                TSX CORPORATION
                             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby constitutes and appoints Harold C. Tamburro and William
H. Lambert, or either one of them acting in the absence of the other, with full power of substitution, as Proxies to vote all shares of Common Stock of TSX Corporation (the "Company"). The undersigned may be entitled to vote at the Annual Meeting of the stockholders of the Company to be held on September 26, 1996, and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly recommends that you vote to elect the following Director nominee and for the Proposals set forth below:


1. ELECTION OF DIRECTOR         _____ FOR the nominee listed below             ______ WITHHOLD AUTHORITY
                                (except as marked to the contrary below)       to vote for the nominee listed below
(INSTRUCTION: To withhold authority to vote for the individual nominee, strike a line through the nominee's name below)
                                                         Larry E. Romrell
2. FOR ___   AGAINST ___   ABSTAIN ___  PROPOSAL TO APPROVE THE AMENDMENT TO THE ARTICLES OF INCORPORATION

3. FOR ___   AGAINST ___   ABSTAIN ___  PROPOSAL TO APPROVE INCREASE IN SHARES AVAILABLE FOR AWARDS UNDER
                                        LONG TERM INCENTIVE PLAN

4. FOR ___   AGAINST ___   ABSTAIN ___  RATIFICATION OF APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT
                                        AUDITORS OF THE COMPANY

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                              (Please sign and Date the Other Side)

      PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN IN THE ENCLOSED ENVELOPE

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for the election as director of the nominee listed in Proposal 1, for Proposals 2, 3 and 4 and in the proxies' discretion on matters arising under
Item 5.

                                      DATED:                              , 1996
                                            ------------------------------


                                      ------------------------------------------
                                      (Signature)


                                      ------------------------------------------
                                      (Signature)

                                      Please sign as name appears on stock
                                      certificate.  When signing as executor,
                                      administrator, attorney, trustee or
                                      guardian, please sign in full corporate
                                      name by president or other authorized
                                      officer.  If a partnership, please sign
                                      in partnership name by authorized person.
                                      If a joint tenancy, please have both
                                      joint tenants sign.

                                                                     APPENDIX 2A

                                TSX CORPORATION
                          SECOND AMENDED AND RESTATED
                    LONG-TERM INCENTIVE COMPENSATION PROGRAM


   WHEREAS, Texscan Corporation, a Delaware corporation ("Texscan"), previously issued options to purchase shares of Texscan common stock and other incentives pursuant to its Amended and Restated Texscan 1989 Long-Term Incentive Compensation Program (the "Texscan Program");

   WHEREAS, pursuant to a merger effective April 28, 1993 (the "Merger"), Texscan became the wholly-owned subsidiary of TSX Corporation, a Nevada corporation ("TSX"), and pursuant to the terms of the Merger, TSX agreed to assume the obligations of Texscan under the Texscan Program;

   WHEREAS, pursuant to subsection 10.6 of the Texscan Program, in the event of any merger of Texscan with any other corporation, there are to be substituted for each share of Texscan common stock then subject to the Texscan Program, the number and kind of shares of stock or other securities to which the holders of Texscan common stock are entitled to receive in the merger;

   WHEREAS, pursuant to subsection 10.12 of the Texscan Program, Texscan has determined that no option, restricted stock award or other incentive granted under the Texscan Program shall immediately accelerate as a result of the Merger, but, rather, after the Merger, all such incentives shall continue to vest pursuant to their current schedules;

   WHEREAS, pursuant to the foregoing and the Agreement and Plan of Merger dated March 1, 1993 ("Plan of Merger"), from and after the date of the Merger, each outstanding, unexpired incentive under the Texscan Program shall be eligible under this Long-Term Incentive Compensation Program of TSX (hereinafter referred to as the "Second Amended and Restated Long-Term Incentive Compensation Program" or the "Program") to receive the same or similar benefits accruing to such incentive under the Texscan Program, and if the incentive is an option to purchase shares of Texscan common stock, such option shall entitle the holder to purchase one share of Common Stock;

   WHEREAS, pursuant to the foregoing and the Plan of Merger, each option issued under the Program from and after the date of the Merger shall entitle the holder thereof to purchase one share of Common Stock;

   WHEREAS, the number and type of securities that may be issued and outstanding under the Program are up to 1,791,266 shares of Common Stock underlying stock options or stock appreciation rights or constituting stock awards or restricted stock; and

   WHEREAS, TSX is entering into this Program to further evidence the assumption by TSX of the Texscan Program and the options outstanding thereunder on the terms and conditions set forth herein and to set forth the terms and conditions applicable to all incentives outstanding on the effective date hereof or thereafter issued.

   1.        Assumption of the Texscan Program.

   TSX hereby assumes and accedes to all obligations, duties and liabilities of the issuer, together with all rights and benefits of the issuer, arising under or in connection with the Texscan Program, which is hereby amended and restated in its entirety as set forth in this Program. Each option outstanding on the date of the Merger is hereby converted into an option to purchase shares of Common Stock on the same terms and conditions, including the exercise price thereunder and the number of shares subject thereto, as in effect for the purchase of shares of Texscan common stock thereunder immediately prior to the Merger.

                                                                     APPENDIX 2A


   Each holder of an agreement that represented issued and outstanding options immediately prior to the Merger shall be entitled to surrender the same to TSX, and thereupon receive a replacement agreement evidencing such options. Until such surrender and exchange, the registered owner on the books and records of TSX or its agents of any such outstanding agreements shall have and be entitled to exercise all rights with respect thereto.

   2.        Purpose.

   The purpose of this Program is to increase stockholder value and to advance the interests of TSX and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate executives. Incentives may consist of opportunities to purchase or receive shares of Common Stock, monetary payments, or a combination thereof, on terms determined under the Program. As used in the Program, the term "subsidiary" means any corporation of which TSX owns, directly or indirectly (within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code")), 50% or more of the total combined voting power of all classes of stock.

   3.        Eligible Executives.

   Executives of the Company (including officers and directors but excluding directors of TSX who are not also full-time employees of the Company) shall become eligible to receive Incentives under the Program when designated by the Committee (defined below). Executives may be designated individually or by groups or categories (for example, by pay grade), as the Committee deems appropriate. Participation by officers of TSX and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade), and authority to designate participants who are not officers and to set or modify such targets may be delegated.

   4.        Administration.

             4.1 Composition. The Program shall be administered by the Compensation Committee (the "Committee") of the Board of Directors of the Company; provided, however, that if the Company has a class of equity securities registered under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the Compensation Committee does not meet the "Disinterested Administration" requirements of Rule 16b-3 of the Exchange Act, another committee satisfying such requirements shall be appointed by the Board to administer the Program. Once appointed, such committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies however caused, provided, however, that at no time may any person serve on such committee if the Company has a class of equity securities registered under
   Section 12 of the Exchange Act and that person's membership would cause the committee not to satisfy the "Disinterested Administration" requirements of Rule 16b-3.

             4.2 Authority. The Committee shall have plenary authority to award Incentives under the Program, to interpret the Program, to establish any rules or regulations relating to the Program which it determines to be appropriate, and to make any other determination which it believes necessary or advisable for the proper administration of the Program. The Committee's decisions in matters relating to the Program shall be final and conclusive on the Company and participants.

   5.        Types of Incentives.

   Incentives under the Program may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (Section 7); (b) stock appreciation rights ("SARs") (Section 8); (c) stock awards (Section 9); (d) restricted stock (Section 9); and (e) cash awards (Section 10).

   6.        Securities Subject to the Program.

             6.1 Number and Types of Securities. Subject to adjustment as provided in Section 11.6, the number and types of securities which may be issued under the Program is up to 1,791,266 shares of Common Stock underlying stock options or stock appreciation rights or constituting stock awards or restricted stock.

             6.2 Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of an SAR pursuant to
   Section 8, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that an option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares of Common Stock may again be issued under the Program either pursuant to stock options, SARs, or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares of Common Stock may again be issued under the Program, either as restricted stock, pursuant to stock awards, or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, options in order to make a participant eligible for the grant of an option at a lower price than the option to be canceled.

             6.3 Type of Common Stock. Common Stock issued under the Program in connection with options or SARs may be authorized and unissued shares or issued shares held as treasury shares. Common Stock issued under the Program in connection with restricted stock or stock awards shall be issued shares held as treasury shares.

   7.        Options.

   An option is a right to purchase from TSX shares of Common Stock only. Each option granted by the Committee under the Program shall be subject to the following terms and conditions:

             7.1 Price. The option price per share of Common Stock shall be determined by the Committee, subject to adjustment under Section 11.6; provided, however, the option price per share of Common Stock of an option intended to qualify under Section 422 of the Code (an "Incentive Stock Option") shall not be less than 100% of the Fair Market Value (as defined in Section 11.13) on the date of grant (or 110% of the Fair Market Value on the date of grant in the case of a grant of an Incentive Stock Option to a participant owning 10% or more of the combined voting power of all classes of stock of the Company).

             7.2 Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, provided that the maximum number of shares with respect to which an option or options may be granted to any eligible employee in any one calendar year shall not exceed forty thousand (40,000) shares, subject to adjustment as provided in
   Section 11.6. The number of shares of Common Stock subject to an option shall be reduced in the same proportion that the holder thereof exercises an SAR if any SAR is granted in conjunction with or related to the option. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time such option is granted) of the shares of Common Stock with respect to which the Incentive Stock Option is exercisable for the first time by a participant during any calendar year (under all such plans of the Company) shall not exceed $100,000.

             7.3 Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each option shall be determined by the Committee, but shall not exceed ten years and one day from the date of grant; provided, however, the term of an Incentive Stock Option shall not exceed ten years from the date of grant and, in the case of Incentive Stock Options granted to participants owning 10% or more of the combined voting power of all classes of stock of the Company, the term shall not exceed five years from the date of grant. Each option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any option. Subject to the foregoing, and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

             7.4 Manner of Exercise. An option may be exercised, in whole or in part, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased. Such notice may either
   (i) be accompanied by full payment for the shares of Common Stock issuable upon such exercise, or (ii) be accompanied by or be incorporated into an irrevocable subscription agreement pursuant to which the Executive irrevocably commits to take delivery of, and make full payment for, the shares of Common Stock issuable upon such exercise within one year from the date of the irrevocable subscription agreement. The option price shall be payable in United States dollars upon exercise of the option and may be paid by (i) cash, uncertified or certified check, bank draft, or, (ii) at the sole discretion of the Committee, by delivery of shares of Common Stock in payment of all or any part of the option price (excluding Common Stock issuable upon exercise of the option), which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised, or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

             7.5 Repurchase. Upon approval of the Committee, the Company may repurchase a previously granted option from a participant by mutual agreement before such option has been exercised by payment to the participant of the amount per share of Common Stock by which the Fair Market Value of the share of Common Stock subject to the option on the date of purchase exceeds the option price.

   8.        Stock Appreciation Rights.

   An SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination thereof, the amount of which is determined pursuant to the formula set forth by the Committee. An SAR may be granted (a) with respect to any option granted under the Program, either concurrently with the grant of such option or at such later time as determined by the Committee (limited to 50% of the shares of Common Stock subject to the option), or (b) alone, without reference to any related option. Each SAR granted by the Committee under this Program shall be subject to the following terms and conditions:

             8.1 Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6. In the case of an SAR granted with respect to an option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related option, subject to a limitation of 50% of the shares of Common Stock subject to the option.

             8.2 Duration. Subject to earlier termination as provided in Section 11.4, the term of each SAR shall be determined by the Committee, but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the option, if any, to which it related is exercisable. The Committee may, in its sole discretion, accelerate the exercisability of any SAR.

             8.3 Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of TSX, shall comply with all requirements of the Exchange Act and regulations adopted thereunder), the number of shares of Common Stock which shall be issuable upon the exercise of an SAR shall be determined by dividing:

                       (a) the number of shares of Common Stock as to which the SAR is exercised, multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an option, or (2) in the case of an SAR granted alone, without reference to a related option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6), by

                       (b) the Fair Market Value of a share of Common Stock on the exercise date.

In lieu of issuing shares of Common Stock upon the exercise of an SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date, or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

9. Stock Awards and Restricted Stock.

   A stock award consists of the transfer by TSX to a participant of shares of Common Stock, without other payment therefor, as additional compensation for his services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by TSX to a participant at a price which may be below their Fair Market Value, or for no payment, but subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

             9.1 Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

             9.2 Sale Price. The Committee shall determine the prices, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants, and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

             9.3 Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

                           (a) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                           (b) a requirement that the holder of shares of restricted stock forfeit or (in the case of shares sold to a participant) resell back to the Company, at his cost, all or a part of such shares in the event of termination of his employment during any period in which such shares are subject to restrictions; and

                           (c) a prohibition against employment of the holder of such restricted stock by any competitor of the Company or a subsidiary of the Company, or against such holder's dissemination of any secret or confidential information belonging to the Company or a subsidiary of the Company.

             9.4 Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 9.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company.

             9.5 End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered, free of all restrictions, to the participant or to the participant's legal representative, beneficiary or heir.

             9.6 Stockholder. Subject to the terms and conditions of the Program, each participant receiving restricted stock shall have all the rights of a stockholder with respect to such shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including, without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently or, at the election of the participant, be reinvested by the participant under the Company's Stockholder Investment Service. Shares purchased with reinvested dividends shall not be restricted.

   10.       Cash Awards.

   A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

   11.       General.

             11.1 Effective Date. The Program will become effective on the date the Merger becomes effective.

             11.2 Duration. The Program shall remain in effect until all Incentives granted under the Program have either been satisfied by the issuance of shares of Common Stock or the payment of cash, or terminated under the terms of the Program, and all restrictions imposed on shares of Common Stock in connection with their issuance under the Program have lapsed. No Incentive may be granted under the Program after July 28, 2004.

             11.3 Non-Transferability of Incentives. Unless the Committee shall permit in the grant of a non- statutory option (on such terms and conditions as the Committee shall establish) such an option to be transferable to a member of the employee's immediate family or to a trust or partnership or similar vehicle for the benefit of such immediate family members, no option, SAR or restricted stock may be transferred, pledged, assigned, hypothecated or disposed of by the holder thereof (except, (i) in the event of the holder's death, by will or the laws of descent and distribution to the limited extent provided in the Program or in the Incentive, or (ii) pursuant to a "qualified domestic relations order" as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder), and the Company shall not be required to recognize any attempted assignment of such rights by any participant. A transferred option may be exercised by the transferee to the extent that the employee would have been entitled had the option not been transferred. For purposes of this Section, an employee's "immediate family" shall mean the employee's spouse, children and grandchildren. Except as permitted herein, during a participant's lifetime, an Incentive may be exercised only by him or by his guardian or legal representative.

             11.4 Effect of Termination of Employment or Death. In the event that a participant ceases to be an employee of the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee; provided, however, in the case of an Incentive Stock Option, the term of the option shall not extend beyond three months after the date the participant terminates employment for any reason other than death or disability (as defined in Section 22(e)(3) of the Code), and not more than one year after a termination due to death or disability.

             11.5 Additional Covenants. Anything in the Program to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock or other security pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock or other security issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock or other security issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock or other security issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable, as a condition of or in connection with the award of any Incentive, the issuance of shares of Common Stock or other security pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded, or such shares of Common Stock or other security shall not be issued, or such restriction shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

             11.6 Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Program, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares, or other change in the Common Stock, the number of shares of Common Stock then subject to the Program, including shares subject to restrictions, options, or achievement of performance objectives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive, shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

             11.7 Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options in order to reclassify certain outstanding options as or convert such option to non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

             11.8          Withholding.

                           (a) The Company shall have the right to withhold from any payments made under the Program, or to collect as a condition of payment, any taxes required by law to be withheld.
             At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation, in whole or in part, by electing to have the Company withhold from the distribution shares of Common Stock having a value equal to the amount required to be withheld (the "Election"). The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined (the "Tax Date").

                           (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                           (c) If a participant is an officer of TSX within the meaning of Section 16 of the Exchange Act, then an Election is subject to the following additional restrictions:

                                  (1)   No Election shall be effective for a
                           Tax Date which occurs within six months of the grant of the award, except that this limitation shall not apply in the event death or disability of the participant occurs prior to the expiration of the six-month period.

                                  (2)   The Election must be made either six
                           months prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

             11.9 No Continued Employment. No participant under the Program shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to continue his or her present or any other rate of compensation.

             11.10 Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

             11.11 Amendment of the Program. The Board may amend or discontinue the Program at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, change or impair, without the consent of the recipient, an Incentive previously granted. Further, any amendment to the Program must be approved by the Company's stockholders if such approval is necessary for the Program to comply or continue to comply with the applicable exemption, if any, under
   Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder.

             11.12 Immediate Acceleration of Incentives. Notwithstanding any provision in the Program or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock awarded shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance objectives shall be deemed to be met and payment made immediately if any of the following events occur, unless otherwise determined by the Board of Directors and a majority of the Continuing Directors (as defined below):

                           (a) any person or group of persons becomes after the date hereof the beneficial owner of 20% or more of any equity security of TSX entitled to vote for the election of directors;

                           (b) a majority of the members of the Board of Directors of TSX is replaced within any period of less than two years by directors not nominated and approved by the Board of Directors; or

                           (c) the stockholders of TSX approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all, or substantially all, of the Company's assets (including a plan of liquidation).

             For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the Exchange Act. Beneficial ownership of more than 20% of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a
   Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of the Program shall not become applicable again should the person or group cease to own 20% or more of any equity security of TSX.

             For purposes of this Section 11.12, "Continuing Directors" are (a) directors who were in office prior to the time any of provisions (1), (2) or
   (3) occurred or any person publicly announced an intention to acquire 20% or more of any equity security of TSX, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

             11.13 Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of the Program, it shall be determined by reference to the closing sale price of a share of Common Stock as published by the National Securities Exchange on which the shares are traded on the applicable date (provided that if the shares of Common Stock are traded on more than one National Securities Exchange, it shall be determined by reference to the closing sale price published by the exchange selected by TSX). If the exchange is closed for trading on such date, or if the Common Stock does not trade on such date, then the closing sale price used shall be the one on the date the Common Stock last traded on the same exchange.





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